UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Cactus Acquisition Corp. 1 Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cactus Acquisition Corp. 1 Limited
4B Cedar Brook Drive
Cranbury, NJ 08512

[___________], 2024

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Cactus Acquisition Corp. 1 Limited (the “Company” or “Cactus”), I invite you to attend an extraordinary general meeting in lieu of an annual general meeting of the Company (the “Meeting”). The Meeting will be held at 10:00 a.m. Eastern Time on [___________], 2024. The Company will be holding the Meeting at The offices of Loeb & Loeb LLP, 345 Park Ave, New York, New York, 10154, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/[_______]. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/cactusac/[_________].

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.

Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which Cactus has to consummate a business combination (the “Termination Date”) from November 2, 2024 (the “Current Termination Date”) to [___________], 2025 (the “Articles Extension Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension”, and this proposal, the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth as Annex A to the accompanying proxy statement;

2.

Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later time, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal (the “Adjournment Proposal”).

Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Extension Proposal.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Meeting to answer questions of shareholders regarding the Company’s current affairs.

The purpose of the Articles Extension Proposal is to provide us with additional time to complete a business combination. On August 29, 2024 we entered into a Business Combination Agreement (the “Business Combination Agreement”), with (i) VivoPower International PLC, a public limited company organized under the laws of England and Wales (“VivoPower”), (ii) Tembo e-LV B.V., a private company with limited liability incorporated under the laws of the Netherlands and a subsidiary of VivoPower (“Tembo”), (iii) Tembo Group B.V., a private company with limited liability incorporated under the laws of the Netherlands and a wholly-owned subsidiary of Tembo (“Holdco”), and (iv) Tembo EUV Investment Corporation Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Holdco (“Merger Sub”). Pursuant to the Business Combination Agreement, among other things, (i) each shareholder of Tembo will contribute and transfer each share of Tembo held by it to Holdco in exchange for ordinary shares of Holdco (the “Share Exchange”) and (ii) following the Share Exchange, Merger Sub will merge with and into Cactus, with Cactus surviving such merger as a wholly-owned subsidiary of Holdco (the “Merger”) and by virtue of the Merger, each outstanding security of Cactus immediately prior to the effective time of the Merger will automatically convert into the right to receive a substantially equivalent security of Holdco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law. Without the Articles Extension, we will not be able to complete the Merger or another initial business combination on or before the Termination Date and we would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to vote on the Business Combination Agreement. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

Only holders of record of our Class A ordinary shares and Class B ordinary shares (collectively, the “ordinary shares”) at the close of business on October 8, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the proposals, and recommends that shareholders vote in favor of each proposal. Approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Approval of the Adjournment Proposal requires an ordinary resolution being a resolution passed by a simple majority of the shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. All of the Class B ordinary shares in the capital of Cactus are currently held by [ARWM Pte Limited] (the “Current Sponsor”).

In connection with the Articles Extension Proposal, holders (“public shareholders”) of the Company’s Class A ordinary shares (“Public Shares”) that were sold in our initial public offering (the “IPO”) may elect to redeem their Public Shares (a “Redemption”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting. However, redemption payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal is approved and we determine to implement the Articles Extension.

You are not being asked to vote on any business combination at this time. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when a business combination proposal is submitted to shareholders for approval, subject to any limitations set forth in our Articles. In addition, public shareholders who do not make a Redemption will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the expiration of the Articles Extension, subject to any limitations set forth in our Articles.

If the Extension is approved at the Meeting and implemented, the Current sponsor or its designees will deposit into the Company’s trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”), on the 15th day of each calendar month beginning with November 2024, until (but not including) [____________], the lesser of (x) $[__________] and (y) $[_______] per publicly-held Class A ordinary share multiplied by the number of publicly-held Class A ordinary shares outstanding on such applicable date, for maximum aggregate Contributions over the course of the [___]-month Extension period of $[________] (each such date on which a Contribution is to be deposited into the Company’s trust account, a “Contribution Date”).

If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a three business day grace period), the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extension Date, any such promissory notes will be repaid only from funds held outside of the Company’s trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of Proposal No. 1 at the Meeting and the implementation of the Extension. No Contribution will occur if such proposal is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any undertaking by the Contributors to make Contributions will terminate.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the Trust Agreement, the Company’s Trust Account will not be liquidated (other than to effectuate the Redemptions described above) until the earlier of (a) receipt by the trustee with respect to the Trust Account of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the period of the Articles Extension.

To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 P.M. Eastern Time on [____________], 2024 (two business days before to the Meeting). You may tender your shares by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Holders of units must elect to separate the units into the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately [$_____] at the time of the Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Global Market on [____________], 2024 was [$_____]. [Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same price for each share as such shareholder would receive by selling the shares in the open market.] The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC.

Sincerely,

/s/ [_____________]
[_____________],
[Chairman of the Board]
[___________], 2024

Cactus Acquisition Corp. 1 Limited

4B Cedar Brook Drive

Cranbury, NJ 08512

NOTICE OF EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING

OF

CACTUS ACQUISITION CORP. 1 LIMITED

TO BE HELD ON [___________], 2024

To the Shareholders of Cactus Acquisition Corp. 1 Limited:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting (the “Meeting”) of Cactus Acquisition Corp. 1 Limited, a Cayman Islands exempted company (the “Company,” “Cactus”, “we” or “us”), will be held on [___________], 2024, at 10:00 a.m. Eastern Time. The Company will be holding the Meeting at The offices of Loeb & Loeb LLP, 345 Park Ave, New York, New York, 10154, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/[_________]. Shareholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC.

The purpose of the Meeting will be to consider and vote upon the following proposals:

1.

Proposal No. 1 —  A proposal to approve, by way of special resolution, an amendment to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which Cactus has to consummate a business combination (the “Termination Date”) from November 2, 2024 (the “Current Termination Date”) to [___________], 2025 (the “Articles Extension Date”) or such earlier date as may be determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Articles Extension” and such proposal, the “Articles Extension Proposal”). A copy of the proposed amendment is set forth as Annex A to the accompanying proxy statement;

2.

Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later time, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal (the “Adjournment Proposal”).

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately [$8,500] in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners (as defined in the section of the Proxy Statement entitled “Questions and Answers About the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

The Board has fixed the close of business on October 8, 2024 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Sincerely,

/s/ [_____________]
[_____________]
[Chairman of the Board]

Dated: [___________], 2024

IMPORTANT

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING AND PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/CACTUSAC/[_________]. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT [___________], 2024.

CACTUS ACQUISITION CORP. 1 LIMITED

4B CEDAR BROOK DRIVE
CRANBURY, NJ 08512

i

CACTUS ACQUISITION CORP. 1 LIMITED

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING OF THE COMPANY

To be held at 10:00 a.m. Eastern Time on [___________], 2024

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

Why am I receiving this proxy statement?

This proxy statement of Cactus Acquisition Corp. 1 Limited (the “Company,” “Cactus,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting in lieu of an annual general meeting of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company formed on April 19, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor was Cactus Healthcare Management LP, a Delaware limited partnership, which we refer to herein as our “Original Sponsor”.

Prior to our initial public offering (the “IPO”), our Original Sponsor purchased an aggregate of 2,875,000 Class B ordinary shares (“Founder Shares”) for an aggregate purchase price of $25,000. Prior to the initial investment in the Company of $25,000 by our Original Sponsor, the Company had no assets, tangible or intangible.  In October 2021, we effected a share dividend of 0.1 shares for each ordinary share then outstanding, which resulted in 3,162,500 Founder Shares outstanding and held by our Original Sponsor.

On November 2, 2021, we consummated the closing of our IPO, selling 12,650,000 units (the “Public Units”) (representing the units for the base offering and additional units sold upon the exercise in full by the underwriters of their over-allotment option). Each unit consists of one Class A ordinary share (each, a “Public Share”) and one-half of a redeemable warrant of the Company (each, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Public Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $126,500,000 at closing.

Substantially concurrent with the closing of its IPO, the Company completed the private sale of 4,866,667 warrants (“Private Warrants”), to our Original Sponsor at a purchase price of $1.50 per Private Warrant, generating aggregate gross proceeds of $7,300,000 for the Company. Following the closing, we deposited a total of $129,030,000 in a trust account (the “Trust Account”) administered by Continental Stock Transfer & Trust Company, acting as trustee ( “Continental”).

Like most blank check companies’ governing documents, our amended and restated memorandum and articles of association (the “Articles”) provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination consummated on or before a certain date. We refer to the aggregate period from the IPO until that date as the “business combination period”. In our case, the business combination period was originally 18 months, and was set to expire on May 2, 2023. On April 20, 2023, we held an extraordinary general meeting in lieu of the 2023 annual general meeting (the “Initial Extension Meeting”) at which our shareholders approved, among other proposals, the extension of the business combination period by six months, such that its expiration date was extended from May 2, 2023 to November 2, 2023. At a subsequent extraordinary general meeting that we held on May 30, 2023 (the “Conversion Amendment Meeting”), our shareholders approved an additional proposal to amend the Articles to remove restrictions on the conversion of Class B ordinary shares into Class A ordinary shares at the election of the holders thereof prior to our consummation of an initial business combination. On November 2, 2023, we held an extraordinary general meeting (the “Second Extension Meeting”) at which our shareholders approved, among other proposals, the extension of the business combination period from November 2, 2023 to November 2, 2024.

In connection with the Initial Extension Meeting, Conversion Amendment Meeting and Second Extension Meeting, pursuant to their rights under the Articles, holders of Public Shares exercised their redemption rights with respect to (i) 10,185,471 Public Shares at a price per share of approximately $10.48, (ii) an additional 204,178 Public Shares at a price per share of approximately $10.61, and (iii) [__________] Public Shares at a price per share of approximately $[____], respectively, in each case representing each such redeemed Public Share’s pro rata portion of the value of the Trust Account as of the time of those respective meetings. Those redemptions have reduced the total value of the investments in the Trust Account significantly, from approximately $132.6 million immediately prior to the Initial Extension Meeting to approximately $[____] million as of [_________], 2024. Those redemptions have resulted in [____________] Class A ordinary shares (of which [____________] are Public Shares) remaining outstanding as of the October 8, 2024 record date for the Meeting.

The business combination period currently expires on November 2, 2024. We are proposing that our shareholders approve at the Meeting the extension of the business combination period by up to an additional 12 months, until [___________], 2025. In order to effect that extension, our Board is submitting the Articles Extension Proposal to our shareholders for approval.

In addition to considering and voting on the proposals described below, members of the Company’s management will be available at the Meeting to answer questions regarding the Company’s current affairs.

What is being voted on?

You are being asked to vote on the following proposals:

(i) Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to our Articles to extend the date by which Cactus has to consummate a business combination (the “Termination Date”) from November 2, 2024 (the “Current Termination Date”) to [___________], 2025 (the “Articles Extension Date”) or such earlier date as may be determined by the Board in its sole discretion (such extension, the “Articles Extension”, and this proposal, the “Articles Extension Proposal”). A copy of the proposed amendment is set forth as Annex A to this proxy statement.

(ii) Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later time, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal (the “Adjournment Proposal”).

What is the purpose of the Articles Extension?

The purpose of the Articles Extension Proposal is to provide us with additional time to complete a business combination. On August 29, 2024 we entered into a Business Combination Agreement (the “Business Combination Agreement”), with (i) VivoPower International PLC, a public limited company organized under the laws of England and Wales (“VivoPower”), (ii) Tembo e-LV B.V., a private company with limited liability incorporated under the laws of the Netherlands and a subsidiary of VivoPower (“Tembo”), (iii) Tembo Group B.V., a private company with limited liability incorporated under the laws of the Netherlands and a wholly-owned subsidiary of Tembo (“Holdco”), and (iv) Tembo EUV Investment Corporation Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Holdco (“Merger Sub”). Pursuant to the Business Combination Agreement, among other things, (i) each shareholder of Tembo will contribute and transfer each share of Tembo held by it to Holdco in exchange for ordinary shares of Holdco (the “Share Exchange”) and (ii) following the Share Exchange, Merger Sub will merge with and into Cactus, with Cactus surviving such merger as a wholly-owned subsidiary of Holdco (the “Merger”) and by virtue of the Merger, each outstanding security of Cactus immediately prior to the effective time of the Merger will automatically convert into the right to receive a substantially equivalent security of Holdco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law. Without the Articles Extension, we will not be able to complete the Merger or another initial business combination on or before the Termination Date and we would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to vote on the Business Combination Agreement.

Approval of each of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

Why is the Company proposing the Articles Extension Proposal?

The Company’s Articles provide that the Company currently has until November 2, 2024 to complete our initial business combination. If the Articles Extension Proposal is approved, the business combination period will be extended to the Articles Extension Date (i.e., [___________], 2025).

The purpose of the Articles Extension Proposal is to allow us additional time to complete an initial business combination. The Company believes that given its expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to participate in an investment in a combined company that will result from such a business combination.

Why should I vote “FOR” the Articles Extension Proposal?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Articles Extension to extend the date by which the Company may complete an initial business combination. Your vote in favor of the Articles Extension Proposal is required for the Company to implement the Articles Extension.

The Company’s existing Articles provide that if the Company’s shareholders approve an amendment to the Articles that would affect the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete its initial business combination before November 2, 2024, the Company will provide to holders of its Public Shares (“public shareholders”) an opportunity to redeem, subject to the redemption limitation as described in the Company’s Articles, all or a portion of their Public Shares upon such approval (a “Redemption”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your Public Shares in connection with an initial business combination.

Our Board recommends that you vote in favor of the Articles Extension Proposal but expresses no opinion as to whether you should redeem your Public Shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later time in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting.

On the record date, our Current Sponsor beneficially owned and was entitled to vote [____________], or approximately [___]%, of the Company’s [____________] issued and outstanding ordinary shares.

Subject to applicable securities laws, the Current Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Current Sponsor or the Company’s executive officers, directors purchase Public Shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Current Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Current Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such Public Shares; and (v) the number of Public Shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to limit the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Extension to be effectuated in circumstances where such effectuation could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Current Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Extension Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What vote is required to adopt the Articles Extension Proposal and the Adjournment Proposal?

Approval of the Articles Extension Proposal will require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

When would the Board abandon the Articles Extension?

Our Board will abandon the Articles Extension if our shareholders do not approve the Articles Extension Proposal. If we abandon the Articles Extension, public shareholders will not have their Public Shares redeemed in connection with the Meeting.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The October 8, 2024 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will the Company seek any further extensions to the deadline for it to liquidate the Trust Account?

Other than the Articles Extension, as described in this proxy statement, the Company does not currently anticipate seeking any further extension to the deadline for consummating an initial business combination or returning the remaining proceeds in the Trust Account upon the expiration of the business combination period.

What happens if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved, we will have not consummated the initial business combination by November 2, 2024 and will therefore be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders.

The Original Sponsor and the Current Sponsor have each waived its rights to participate in any liquidation distribution with respect to its Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s Public Warrants or Private Warrants, all of which will expire worthless in the event we wind up.

Additionally, redemption payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension.

If the Articles Extension Proposal is approved, what happens next?

Subject to the approval of the Articles Extension Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, the Company will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its Public Units, Public Shares and Public Warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate an initial business combination prior to the expiration of the business combination period, as extended until the Articles Extension Date.

The Articles Extension Proposal must be approved for the Articles Extension to be implemented.

Would I still be able to exercise my redemption rights if I vote against, abstain from voting on or don’t vote on the Articles Extension Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Redemption (and subsequent redemption payment). However, redemption payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If you do not redeem your Public Shares in connection with the Meeting, and you disagree with an initial business combination when it is proposed for shareholder approval, you will retain your right to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Meeting will be held at 10:00 a.m. Eastern Time, on [___________], 2024, at the offices of Loeb & Loeb LLP, 345 Park Ave, New York, New York, 10154, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/cactusac/[_________] and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [________]. The hybrid format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on [___________], 2024 at 10:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/cactusac/[_________] into your browser, enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting virtually and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by 1-800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [________]. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/cactusac/[_________]. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting virtually?”

How do I change my vote?

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous resolution. Lastly, the Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

If you do not vote and a valid quorum is otherwise established, your non-vote will have no effect on the Articles Extension Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have no effect on the Articles Extension Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. All of the proposals to be presented at the Meeting are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares in the capital of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to such other time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on October 8, 2024 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On that record date, [_________] Class A ordinary shares and one Class B ordinary share were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved and we consequently will have not consummated a business combination by the Current Termination Date of November 2, 2024, we will be required to liquidate and dissolve our Trust Account by returning the remaining funds in such account to the public shareholders. In that case, the Public Warrants as well as the Private Warrants will be worthless.

What happens to the Company’s warrants if the Articles Extension Proposal is approved?

If the Articles Extension Proposal is approved, the Company will be able to continue its efforts to consummate an initial business combination on or prior to the Articles Extension Date and will retain the blank check company restrictions currently applicable to it, and the Public Warrants and Private Warrants will remain outstanding in accordance with their terms.

How do I redeem my Public Shares?

If the Articles Extension is implemented, each public shareholder may redeem all or a portion of his, her or its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a business combination.

To demand a Redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m., Eastern Time on [____________], 2024 (two (2) business days before the Meeting). You will only be entitled to receive cash in connection with a Redemption of your Public Shares if you continue to hold them until the effective date of the Articles Extension and Redemption.

Pursuant to our Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Articles Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares as part of Public Units and you elect to separate your units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on [____________], 2024 (two (2) business days before the Meeting), (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If a holder holds its Public Units in an account at a brokerage firm or bank, it must notify its broker or bank that it elects to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds Public Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares if they vote for, against, abstain from voting on, or don’t vote on the Articles Extension Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal will not be redeemed for cash held in the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically).

In the event that a public shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for Redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for Redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates or restore the book entry shares registered in your name. You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Articles Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal was not approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension. The transfer agent will hold the share certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a Public Unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding Public Units must separate the units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Public Units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and Public Warrants. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to our mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s Chief Financial Officer at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Cactus Acquisition Corp. 1 Limited
4B Cedar Brook Drive

Cranbury, NJ 08512
Attention: [__________]

Telephone: [__________]

Email: [__________]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination;
●	our expectations around the performance of the prospective target business or businesses;
●	our potential ability to obtain additional financing to complete our initial business combination;
●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;
●

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	risks associated with acquiring a potential target company business;
●	the ability of our officers and directors to generate a number of potential acquisition opportunities;
●	our public securities’ potential liquidity and trading;
●	the lack of a market for our securities;
●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;
●	the Trust Account not being subject to claims of third parties; or
●	our expected financial performance following our initial business combination.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 15, 2024 (the “2023 Annual Report”) and the factors described in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal are approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal are approved by our shareholders. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2023 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that it is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

If we do not complete a business combination by [___________], 2025 (assuming that the Articles Extension Proposal is approved), you may not benefit from leaving your investment in the Trust Account and not electing to redeem your Public Shares.

Under the Articles (if the Articles Extension Proposal is approved), if a business combination is not completed by [___________], 2025, Cactus is to be liquidated and the proceeds in the Trust Account paid to Cactus’ public shareholders, subject to any right of creditors in the Trust Account. In that case, any business combination agreement to which we may be party at the time will be terminated. Any extension of that date requires approval by our shareholders and, in seeking such approval, would be required to offer our shareholders the right to have their Public Shares redeemed. It is possible that all, or a significant percentage of the public shareholders will exercise their redemption rights, even if the Current Sponsor agrees to make a payment to the Trust Account to discourage redemption.

In addition to other factors which would cause a public shareholder to redeem his, her or its Public Shares, the SEC’s approach that may treat a SPAC such as ours as an investment company under the Investment Company Act may provide a reason for shareholders to exercise their redemption right rather than extend the date by which a business combination must be completed. The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. Any such decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account would thereby reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of Cactus. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

If we continue our life beyond 36 months from the closing of our IPO without completing an initial Business Combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

Nasdaq Listing Rule IM-5101-2 (the “Rule”), requires that we complete a business combination no later than 36 months after our IPO. Therefore, if we do not complete our business combination by November 2, 2024, (36 months after our IPO), which we are unlikely to do, our securities will be delisted. The Extension Proposal would allow us to complete a business combination after November 2, 2024, which is beyond the time-frame permitted by the Rule and which means we will not be listed at the time we close a business combination. Because being listed on Nasdaq is a condition to the business combination, if we are not able to meet Nasdaq initial listing requirement in connection with the closing of the business combination, Vivopower and Tembo may elect to terminate the Business Combination Agreement and not proceed with the business combination. If our securities are delisted, our securities would likely trade on the Over the Counter market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may be deemed a “foreign person” and therefore may not be able to complete our business combination because such transaction may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States, or may be ultimately prohibited.

Our Current Sponsor is controlled by non-U.S. persons. Certain transactions in the United States are subject to specific rules or regulations that may limit, prohibit, or create additional requirements with respect to foreign ownership of a U.S. company. In particular, our initial business combination, if effected with a U.S. target company, may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President of the United States prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

As such, a business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction. It is unclear at this stage whether our potential business combination transaction would fall within CFIUS’s jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited amount time left to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible, redeem the public shares for a pro rata portion of the funds held in the Trust Account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the chance of realizing future gains through any price appreciation in the combined company. Additionally, our warrants will become worthless. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar ties to non-U.S. persons.

BACKGROUND

We are a blank check company formed on April 19, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

The business combination period under our Articles, during which we must complete an initial business combination or else liquidate our Company upon its expiration, currently concludes on November 2, 2024. There will not be sufficient time before that date to complete an initial business combination. Therefore, in order to provide us more time to consummate an initial business combination, we are proposing that our shareholders approve at the Meeting the extension of the business combination period by up to an additional 12 months, until [___________], 2025 (the “Articles Extension Date”). In order to effect that extension, our Board is submitting the Articles Extension Proposal (as described below) to our shareholders for approval at the Meeting.

Like most blank check companies’ governing documents, our amended and restated memorandum and articles of association (the “Articles”) provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination consummated on or before a certain date. We refer to the aggregate period from the IPO until that date as the “business combination period”. In our case, the business combination period was originally 18 months, and was set to expire on May 2, 2023. On April 20, 2023, we held an extraordinary general meeting in lieu of 2023 annual general meeting (the “Initial Extension Meeting”) at which our shareholders approved, among other proposals, the extension of the business combination period by six months, such that its expiration date was extended from May 2, 2023 to November 2, 2023. At a subsequent extraordinary general meeting that we held on May 30, 2023 (the “Conversion Amendment Meeting”), our shareholders approved an additional proposal to amend the Articles to remove restrictions on the conversion of Class B ordinary shares into Class A ordinary shares at the election of the holders thereof prior to our consummation of an initial business combination. On November 2, 2023, we held an extraordinary general meeting (the “Second Extension Meeting”) at which our shareholders approved, among other proposals, the extension of the business combination period from November 2, 2023 to November 2, 2024.

In connection with the Initial Extension Meeting, Conversion Amendment Meeting and Second Extension Meeting, pursuant to their rights under the Articles, holders of Public Shares exercised their redemption rights with respect to (i) 10,185,471 Public Shares at a price per share of approximately $10.48, (ii) an additional 204,178 Public Shares at a price per share of approximately $10.61, and (iii) [__________] Public Shares at a price per share of approximately $[____], respectively, in each case representing each such redeemed Public Share’s pro rata portion of the value of the Trust Account as of the time of those respective meetings. Those redemptions have reduced the total value of the investments in the Trust Account significantly, from approximately $132.6 million immediately prior to the Initial Extension Meeting to approximately $[____] million as of [_________], 2024. Those redemptions have resulted in [____________] Class A ordinary shares (of which [____________] are Public Shares) remaining outstanding as of the October 8, 2024 record date for the Meeting.

There are [___________] Cactus ordinary shares that remain outstanding, consisting of (as of the October 8, 2024 record date for the Meeting) (i) [___________] Cactus Class A ordinary shares, [__________] of which are Public Shares, and (ii) one Class B ordinary shares (i.e., Founder Shares).

If we do not complete our initial business combination by the Articles Extension Date (assuming that the Articles Extension Proposal is approved at the Meeting), the investments being held in the Trust Account will be liquidated and the funds received from the liquidation will be distributed on a pro rata basis to the holders of the Public Shares.

The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. We expect that the proceeds held in the Trust Account will continue to be invested in United States government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, until the earlier of: (i) the completion of our initial business combination, or (ii) the liquidation, and distribution of the proceeds from, the Trust Account. We may, however, decide in the future to liquidate our current investments in the Trust Account and transfer the funds in the Trust Account into an interest-bearing demand deposit account in order to avoid the risk of being deemed an unregistered “investment company” under the Investment Company Act.

If the Extension is implemented and the Company thereafter determines to liquidate the U.S. government treasury obligations or money market funds held in the trust account, the Company intends to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a national bank. Interest on such deposit account is currently expected to yield approximately [_____]% per annum, but such deposit account carries a variable rate and the Company cannot assure investors that such rate will not decrease or increase significantly.

Pursuant to the Trust Agreement, the trustee is not permitted to invest in any securities or assets other than the foregoing. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by [__________], 2025, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination [___________], 2025 (assuming the approval of the Articles Extension Proposal at the Meeting), our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares.

Our Current Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and Private Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will be entitled to vote on an initial business combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or we have not consummated a business combination by the Articles Extension Date, subject to the terms of the Articles.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting in lieu of an annual general meeting to be held on [___________], 2024 at 10:00 a.m. Eastern Time at The offices of Loeb & Loeb LLP, 345 Park Ave, New York, New York, 10154, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/[_________].

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.

Proposal No. 1 -  A proposal to approve, by way of special resolution, the amendment to the Articles to extend the Termination Date by which Cactus has to consummate a business combination from November 2, 2024 to [___________], 2025 (the “Articles Extension Proposal”). A copy of the proposed amendment is set forth as Annex A to this proxy statement;

2.

Proposal No. 2 - A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later time, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Extension Proposal. The Articles Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete a business combination.

You are not being asked to vote on any business combination transaction at this time. If the Articles Extension proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Extension Proposal regardless of whether or how such public shareholders vote with respect to the Articles Extension Proposal. Additionally, redemption payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee with respect to the Trust Account of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Articles Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with a Redemption will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximate $[____] million that was in the Trust Account as of [____________], 20024.

If the Articles Extension Proposal is not approved, we will not consummate an initial business combination by November 2, 2024, and in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In that case, all of our warrants will expire worthless.

The approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Approval of the Adjournment Proposal requires an ordinary resolution which is a resolution passed by a simple majority of shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Our Board will abandon and not implement the Articles Extension Proposal unless our shareholders approve the Articles Extension Proposal. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension at any time before the implementation thereof without any further action by our shareholders.

Only holders of record of our ordinary shares at the close of business on October 8, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on October 8, 2024 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about [___________], 2024.

Dissenters’ Right of Appraisal

Neither Cayman Islands law nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is [5,074,871] shares, which consist of, as of the October 8, 2024 record date for the Meeting, (i) 5,074,870 Class A ordinary shares, [____________] of which are Public Shares, and (ii) one Class B ordinary share. Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions will be counted as present for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. The Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on the Articles Extension Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. At the Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Assuming that a quorum is present, a Cactus shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal or the Adjournment Proposal.

Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at a shareholder meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under Nasdaq rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the four proposals described in this proxy statement, if a beneficial owner of ordinary shares held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be permitted under Nasdaq rules to be voted at the meeting, and thus will not be counted as present or represented by proxy at the meeting. The votes to approve the Articles Extension Proposal and the Adjournment Proposal are based on the votes actually cast by the shareholders present or represented by proxy and entitled to vote at the Meeting. As a result, assuming that a quorum is present, if you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the Articles Extension Proposal or the Adjournment Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Extension

A special resolution as a matter of Cayman Islands law, being a resolution passed by at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

Adjournment

An ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Cactus as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

Abstentions or the failure to vote will have no effect on the Articles Extension Proposal or the Adjournment Proposal, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present.

Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. However, in any such case in which we do not achieve a quorum at the initially-scheduled Meeting, we will not reconvene the Meeting, since the Termination Date will occur before the Meeting is reconvened, and we will be required under the Articles to wind down the Company and liquidate the Trust Account.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●

You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal and “FOR” the Adjournment Proposal.

●

You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial Business Combination if the Third Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.

If you have any question on the above, please contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4B Cedar Brook Drive, Cranbury, NJ 08512, and via email to [_______________]; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Current Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●

the fact that the Current Sponsor holds an aggregate of [____________] Class A Ordinary Shares, for which it paid $[___________], and [___________] Private Warrants, for which it paid $[__________], all of which would expire worthless if an initial business combination is not consummated, whereas such securities will have a significantly higher value if an initial business combination is consummated, estimated at approximately $[________], in the aggregate, based on the reported closing price of [$_____] per Class A ordinary share and [$0.____] per warrant on Nasdaq on [____________], 2024;

●	[since [___________], we have paid the Current Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support services;]

●

the fact that, unless the Company consummates the initial business combination, the Current Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of [____________], 2024) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●

the fact that the Current Sponsor has loaned to us [$___________] in working capital loans, which are evidenced by a promissory note that we have issued to the Current Sponsor, which may not be repaid from funds in our Trust Account and which would be repaid or converted into warrants at a conversion price of $1.50 per warrant only upon the closing of a business combination transaction or upon our liquidation; in the case of such a liquidation, there is no guarantee of there being sufficient funds for repayment of these loaned amounts;

●

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date (assuming the approval of the Articles Extension Proposal at the Meeting), the Original Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on an initial business combination and may even continue to serve following an initial business combination and receive compensation thereafter.

Redemption Rights

Pursuant to our current Articles, our public shareholders will be provided with the opportunity to redeem their Public Shares upon the approval of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your redemption request is properly made and the Articles Extension Proposal is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $[___] million on [____________], 2024, the estimated per share redemption price would have been approximately [$_____]. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension.

In order to exercise your redemption rights, you must:

●

submit a request in writing prior to 5:00 p.m., Eastern Time on [____________], 2024 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: [________]

E-mail: [___________]

and

●

deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the share certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Articles Extension Proposal is not approved, we will not consummate a business combination by November 2, 2024, and we will consequently: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding units must separate the units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO. 1: THE ARTICLES EXTENSION PROPOSAL

Background

The proposed Articles Extension would amend the Company’s Articles to extend the date by which the Company would be permitted to consummate a business combination from November 2, 2024 to [___________], 2025, or such earlier date as may be determined by the Board in its sole discretion. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated the initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Proposed Articles Extension

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which it would be permitted to consummate a business combination from November 2, 2024 to [___________], 2025.

The purpose of the Articles Extension Proposal is to provide us with additional time to complete a business combination. On August 29, 2024 we entered into a Business Combination Agreement (the “Business Combination Agreement”), with (i) VivoPower International PLC, a public limited company organized under the laws of England and Wales (“VivoPower”), (ii) Tembo e-LV B.V., a private company with limited liability incorporated under the laws of the Netherlands and a subsidiary of VivoPower (“Tembo”), (iii) Tembo Group B.V., a private company with limited liability incorporated under the laws of the Netherlands and a wholly-owned subsidiary of Tembo (“Holdco”), and (iv) Tembo EUV Investment Corporation Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Holdco (“Merger Sub”). Pursuant to the Business Combination Agreement, among other things, (i) each shareholder of Tembo will contribute and transfer each share of Tembo held by it to Holdco in exchange for ordinary shares of Holdco (the “Share Exchange”) and (ii) following the Share Exchange, Merger Sub will merge with and into Cactus, with Cactus surviving such merger as a wholly-owned subsidiary of Holdco (the “Merger”) and by virtue of the Merger, each outstanding security of Cactus immediately prior to the effective time of the Merger will automatically convert into the right to receive a substantially equivalent security of Holdco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law. Without the Articles Extension, we will not be able to complete the Merger or another initial business combination on or before the Termination Date and we would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to vote on the Business Combination Agreement. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension Is Approved

If the Articles Extension Proposal is approved, the Articles Extension in the form of Annex A hereto will be effective and will be filed in the Cayman Islands, and the Trust Account will not be liquidated except in connection with our completion of a business combination, or in connection with our liquidation if we do not complete a business combination by the Articles Extension Date. We will then continue to attempt to consummate an initial business combination until the Articles Extension Date.

If the Extension is approved at the Meeting and implemented, the Current sponsor or its designees will deposit into the Company’s trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”), on the 15th day of each calendar month beginning with November 2024, until (but not including) [____________], the lesser of (x) $[__________] and (y) $[_______] per publicly-held Class A ordinary share multiplied by the number of publicly-held Class A ordinary shares outstanding on such applicable date, for maximum aggregate Contributions over the course of the [___]-month Extension period of $[________] (each such date on which a Contribution is to be deposited into the Company’s trust account, a “Contribution Date”).

If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a three business day grace period), the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extension Date, any such promissory notes will be repaid only from funds held outside of the Company’s trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of Proposal No. 1 at the Meeting and the implementation of the Extension. No Contribution will occur if such proposal is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any undertaking by the Contributors to make Contributions will terminate.

If the Articles Extension Proposal is approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the approval of the Articles Extension at any time before the Articles Extension Date.

Trust Funds Will Not Be Withdrawn to Pay Excise Taxes

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. The Company confirms that if the Extension is implemented, it will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for the 1% excise tax that may become due under the IR Act.

If the Articles Extension Is Not Approved

If the Articles Extension Proposal is not approved, we will not consummate a business combination by November 2, 2024, and, consequently, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

If the Company liquidates and dissolves, the [Original Sponsor] has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the [Original Sponsor] has sufficient funds to satisfy its indemnity obligations and believes that the [Original Sponsor]’s only assets are securities of the Company and, therefore, the [Original Sponsor] may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Current Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Extension. On the record date, the Current Sponsor beneficially owned and was entitled to vote [___________] ordinary shares, in the aggregate, which represent [___]% of the Company’s issued and outstanding ordinary shares.

In connection with the Articles Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote “FOR,” “AGAINST”, abstain from voting on, or do not vote on the Articles Extension Proposal. Public shareholders may make a Redemption regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Articles Extension (as long as their redemption is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[___] million of marketable securities as of [____________], 2024. In addition, public shareholders who do not make a Redemption would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Articles Extension Date or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (i.e., by [____________], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

As of [__________], 2024, there was approximately $[____] million of marketable securities in the Trust Account. If the Articles Extension Proposal is approved and the Company extends the business combination period through [___________], 2025 (or such earlier date as may be determined by our Board in its sole discretion), the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately [$_____] per share under the terms of our current Articles and Trust Agreement.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, is required to approve the Articles Extension Proposal. Assuming the presence of a quorum at the Meeting, abstentions or a failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE

“FOR” THE ARTICLES EXTENSION PROPOSAL.

PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later time to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, our Board is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. However, because the Meeting will be held on the Current Termination Date, we will not adjourn the Meeting to a later date, as that would result in the required winding up of our operations under our Articles prior to our being able to approve the Articles Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later time in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Adjournment Proposal:

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later time, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal presented at the Meeting.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Cactus as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE

“FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of October 8, 2024 (the record date for the Meeting) by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Class A Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Warrants as these warrants are not exercisable within 60 days of the date of October 8, 2024.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Class A Ordinary Shares(2)
5% or Greater Shareholders
ARWM Pte Limited (3), (4)	2,360,000	(4)	46.50%
Cactus Healthcare Management LP(5)	632,500	(5)	12.46%
RiverNorth Capital Management, LLC(6)	700,000		13.79%
683 Capital Management, LLC(7)	450,000		8.87%
Mizuho Financial Group, Inc.(8)	297,807		5.87%

Directors and Executive Officers
Ofer Gonen	-		-
Stephen T. Wills(9)	-		-
David Sidransky, M.D.	-		-
Nachum (Homi) Shamir(10)	-		-
Hadar Ron, MD(11)	-		-
David J. Shulkin, M.D.(12)	-		-
Emmanuel Meyer(13)	120,000		2.36%
Huiyan Geng (14)	25,000		*
Joseph C. Thomassen (15)	25,000		*
Terry Farris	-		-
Jeffrey LeBlanc	-		-
Adam Ridgway	-		-
All officers, directors as a group prior to the date of this Information Statement(3)(5)	2,530,000		49.85%
All officers, directors as a group (3)(5)	2,360,000		46.50%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Cactus Acquisition Corp. 1 Limited, 4B Cedar Brook Drive, Cranbury, NJ 08512.
(2)

The percentage of Class A Ordinary Shares outstanding is based upon 5,074,871 ordinary shares, consisting of 5,074,870 Class A Ordinary Shares issued and one Class B ordinary share outstanding as of [__________], 2024. the Class B Ordinary Share will convert into 1 Class A Ordinary Share on a one-for-one basis upon consummation of our initial business combination. Other than the foregoing conversion provisions, the Class B Ordinary Share has the same rights as Class A Ordinary Shares, except that only the Class B Ordinary Share has the right to vote in the election of directors prior to our business combination. Consequently, we have treated the 1 Class B Ordinary Share as part of the Class A Ordinary Shares solely for the purposes of the presentation of the Purchaser’s beneficial ownership herein.

(3)

The address of ARWM is 101 Upper Cross Street, Peoples Park Centre, Singapore 058357. Excludes 3,893,334 Class A Ordinary Shares underlying warrants, which are not exercisable as of, or within 60 days of, the date of this Information Statement.

(4)	Consists of 2,359,999 Class A Ordinary Shares and 1 Class B Ordinary Share. See footnote (3) above.
(5)

Cactus Healthcare Management LP (the “Original Sponsor”), directly holds our shares that are reported in this row. Cactus Healthcare Management LLC serves as the sole general partner of Original Sponsor, and may therefore be deemed to share voting and investment authority with respect to the shares held thereby. Each of Israel Biotech Fund, Kalistcare Ltd. (an affiliate of Consensus Business Group) and Clal Biotechnology Industries holds an equal 33.33% equity interest in Cactus Healthcare Management LLC. No single individual or group of individuals possesses the ability to control the decisions made by the sole general partner. Each of Mr. Shamir, Dr. Shulkin and Dr. Ron holds a limited partnership interest in the Original Sponsor (a 1.25%, 1.0%, and 1.0% limited partnership interest, respectively), and Mr. Wills, holds a 4.75% limited partnership interest in the Original Sponsor. Excludes 973,333 Class A Ordinary Shares underlying warrants held by the OriginalSponsor, which are not exercisable as of, or within 60 days of, the date of this Information Statement.

(6)

Based solely on a Schedule 13G filed by RiverNorth Capital Management, LLC with the SEC on February 14, 2024. Highbridge Capital Management, LLC serves as the investment adviser to certain funds and accounts, and may be deemed to share beneficial ownership of all of the reported shares (shared voting power and shared dispositive power) with respect to all of these shares. The address of RiverNorth Capital Management, LLC is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401.

(7)

Based solely on a Schedule 13G filed by 683 Capital Management, LLC, with the SEC on February 14, 2024. 683 Capital Management, LLC, as the investment manager of 683 Capital Partners, LP, may be deemed to have beneficially owned the 450,000 Common Shares beneficially owned by 683 Capital Partners, LP. Ari Zweiman, as the Managing Member of 683 Capital Management, LLC, may be deemed to have beneficially owned the 450,000 Common Shares beneficially owned by 683 Capital Management, LLC.. The address of these entities is 1700 Broadway, Suite 4200, New York, NY 10019.

(8)

Based solely on a Schedule 13G filed by Mizuho Financial Group, Inc. with the SEC on February 13, 2024. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The address of Mizuho Financial Group, Inc.is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

(9)

Excludes any shares beneficially owned by Mr. Wills pursuant to his limited partnership interest in the original sponsor. See footnote (5). In addition, a total of 60,000 Class A Ordinary Shares and 60,000 Private Placement Warrants have been assigned to Mr. Wills by the successor sponsor (ARWM), in each case with such economic interest vesting upon and consummation of a business combination.

(10)	Please see footnote (5) above for a description of Mr. Shamir’s ownership interest in the Original Sponsor.
(11)	Please see footnote (5) above for a description of Dr. Ron’s ownership interest in the Original Sponsor.
(12)	Please see footnote (5) above for a description of Dr. Shulkin’s ownership interest in the Original Sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Articles Extension Proposal is approved, we anticipate that we will hold an extraordinary general meeting of shareholders before the Articles Extension Date to consider and vote upon approval of a business combination. Accordingly, if we consummate a business combination, the Company’s next annual general meeting of shareholders will be held at a future date to be determined by the post-business combination company. If the Articles Extension Proposal is not approved, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

 • If the shares are registered in your names, you should inform us of your request by contacting us at:

Cactus Acquisition Corp. 1 Limited
4B Cedar Brook Drive

Cranbury, NJ 08512
Attention: [__________]

Telephone: [__________]

Email: [__________]

 • If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://[________]/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals, you should contact the Solicitation Agent at the following address and e-mail address:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than [________], 2024.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CACTUS ACQUISITION CORP. 1 LIMITED

November 2, 2024

RESOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination by [_____________], 2025 or such earlier date as determined by the Board, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and.

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or an amendment to these Articles prior thereto or redeem 100 percent of the Public Shares if the Company does not consummate a Business Combination wby [___________], 2025, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not a Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

PROXY CARD

CACTUS ACQUISITION CORP. 1 LIMITED
4B CEDAR BROOK DRIVE

CRANBURY, NJ, 08512

EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING OF THE COMPANY
[__________], 2024

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

CACTUS ACQUISITION CORP. 1 LIMITED

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING OF THE COMPANY

TO BE HELD ON [___________], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [___________], 2024, (the “Proxy Statement”) in connection with the extraordinary general meeting in lieu of an annual general meeting of Cactus Acquisition Corp. 1 Limited (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern time on [___________], 2024 at the offices of Loeb & Loeb LLP, 345 Park Ave, New York, New York, 10154, and via live webcast at https://www.cstproxy.com/cactusac/[_________], or at such other time and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints [________] and [_________], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, held of record as of October 8, 2024, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting in lieu of an annual general meeting, to be held on [___________], 2024:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 are available at https://www.cstproxy.com/cactusac/[_________].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1 AND, IF PRESENTED, PROPOSAL NO. 2.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth as Annex A to the accompanying proxy statement, to extend the date by which the Company would be permitted to consummate an initial business combination from November 2, 2024 to [___________], 2025, as well as to permit the Company’s board of directors, in its sole discretion, to elect to wind up the Company’s operations on an earlier date, pursuant to the resolution set forth in Proposal No. 1 of the accompanying proxy statement.

	☐	☐	☐

Proposal No. 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later time, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 of the accompanying proxy statement.

	☐	☐	☐

Date: _______________, 2024

Signature: _______________

Signature (if held jointly): ___________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.